In connection with the Quarterly Report of Springbig Holdings, INC. , a Florida corporation (the "Company") on Form 10-Q for the quarter ended September 30 , 2022 with the Securities and Exchange Commission on the date hereof (the "Report"), Jeffrey Harris , the Chief Executive Officer of the Company, certifics , pursuant to 18 U.S.C. §1350 , as adopted pursuant to §906 ofthe Sarbanes-Oxley Act of 2002 , that to my knowledge: 1934; and 1 . 2. CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 The Report fully complies with the requirements of section 13(a ) or 15(d ) of the Securities Exchange Actof The information contained in the Report fairly presents , in all material respects , the financial condition and results ofoperations of the Company. Date: November 14 , 2022 /s/ Jeffrey Harris Jeff Name: Jeffrey Harris Title: Chief Executive Officer A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staffupon request.